SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 5, 1999


                                 B&G Foods, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                333-39813                   13-3916496
      ---------------         ----------------             --------------
      (State or Other         (Commission File              (IRS Employer
      Jurisdiction of              Number)                 Identification
       Incorporation)                                           No.)




        426 Eagle Rock Avenue, Roseland, New Jersey              07068
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         (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (973) 228-2500
                                                           --------------

                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2   Acquisition or Disposition of Assets
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         B&G Foods,  Inc. (the  "Company") is filing this Form 8-K to report the
acquisition  by  its  wholly-owned  subsidiary  of  the  business,   assets  and
operations of International Home Foods, Inc. relating to the Polaner brand, the Maxams brand, the Eagle Rock Farms brand and assorted products, including associated private label products (collectively, the "Acquired Business").

         On February 5, 1999, Roseland Distribution Company ("RDC"), an indirect, wholly-owned subsidiary of the Company, acquired the Acquired Business pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of January 12, 1999 among RDC, International Home Foods, Inc. ("IHFI") and M. Polaner, Inc., a wholly-owned subsidiary of IHFI (collectively, the "Sellers"). Pursuant to the Asset Purchase Agreement, RDC purchased the Acquired Business for $30,000,000 in cash. RDC has post-closing obligations under the Asset Purchase Agreement, which has been filed as Exhibit 1 to this report. Sellers agreed to provide certain transition services to RDC for a limited period of time pursuant to a transition services agreement, which has been filed as
Exhibit 2 to this report.

         The Company is not a party to the Asset Purchase Agreement but has guaranteed RDC's obligations thereunder pursuant to a Guaranty dated as of January 12, 1999, which has been filed as Exhibit 3 to this report.

         In connection with the Asset Purchase Agreement, the Company and its lenders under its senior credit facility entered into an amendment of the Company's credit agreement. The Consent, Waiver and Second Amendment, dated as of January 12, 1999, to the Second Amended and Restated Credit Agreement, dated as of August 11, 1997, among the Company, the subsidiaries of the Company, and Heller Financial, Inc., as agent and lender, and the other lenders party thereto, has been filed as Exhibit 4 to this report.

         The Company announced the Asset Purchase Agreement pursuant to a press release dated January 13, 1999, which has been filed as Exhibit 5 to this report.

Item 7   Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

* (a)    Financial Statements of Acquired Business
* (b)    Pro Forma Financial Information
  (c)    Exhibits

  (1) Asset Purchase Agreement, dated as of January 12, 1999, by and among Roseland Distribution Company, International Home Foods, Inc. and M. Polaner, Inc.

  (2)    Transition  Services  Agreement,  dated as of February  5, 1999,  among
         International   Home  Foods,   Inc.,   M.  Polaner  Inc.  and  Roseland
         Distribution Company.


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*  These items will be filed by a  supplementary  filing  within the time period specified by the rules promulgated under the Securities Exchange Act of 1934, as amended.


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


  (3) Consent, Waiver and Second Amendment, dated as of January 12, 1999, to the Second Amended and Restated Credit Agreement, dated as of August 11, 1997, among B&G Foods, Inc., the subsidiaries party thereto, Heller Financial, Inc., as agent and lender, and the other lenders party thereto.

  (4) Guaranty, dated January 12, 1999, of B&G Foods, Inc. in favor of International Home Foods, Inc. and M. Polaner, Inc.

  (5)    Press release dated January 13, 1999.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                B&G FOODS, INC.


Date: February 19, 1999         By: /s/ David Wenner
                                   -----------------------------
                                         President


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


                                 EXHIBITS INDEX


Exhibit
Number                            Description
-------                           -----------

*(a)     Financial Statements of Acquired Business

*(b)     Pro Forma Financial Information

 (c)     Exhibits

         (1) Asset Purchase Agreement, dated as of January 12, 1999, by and among Roseland Distribution Company, International Home Foods, Inc. and M. Polaner, Inc.

         (2) Transition Services Agreement, dated as of February 5, 1999, among International Home Foods, Inc., M. Polaner, Inc. and Roseland Distribution Company.

         (3) Guaranty, dated as of January 12, 1999, of B&G Foods, Inc. in favor of International Home Foods, Inc. and M. Polaner, Inc.

         (4) Consent, Waiver and Second Amendment, dated as of January 12, 1999, to the Second Amended and Restated Credit Agreement, dated as of August 11, 1997, among B&G Foods, Inc., the subsidiaries party thereto, Heller Financial, Inc., as agent and lender, and the other lenders party thereto.

         (5)  Press release dated January 13, 1999.


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*  These items will be filed by a  supplementary  filing  within the time period specified by the rules promulgated under the Securities Exchange Act of 1934, as amended.